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                                                      Exhibit 23.1















                      INDEPENDENT AUDITORS' CONSENT

The Board of Directors
First Banks, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                   /s/ KPMG LLP


St. Louis, Missouri
September 18, 2000